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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): July 15, 2003




                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                  000-19860                  13-3385513
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


   557 BROADWAY, NEW YORK, NEW YORK                              10012
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 15, 2003
--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS


         Exhibit
         Number        Description of Document
         ------        -----------------------

         99.1          Press release of Scholastic Corporation, dated
                       July 15, 2003.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2003, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter and fiscal year ended May 31, 2003.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCHOLASTIC CORPORATION
                                       (Registrant)







Date:   July 15, 2003                  /s/ Kevin J. McEnery
                                       -----------------------------------
                                       Kevin J. McEnery
                                       Executive Vice President
                                         & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 15, 2003
EXHIBIT INDEX
--------------------------------------------------------------------------------



       Exhibit Number                 Description of Document
       --------------                 -----------------------

        Exhibit 99.1                  Press release of Scholastic
                                      Corporation, dated July 15, 2003.